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EXHIBIT 99.2

CERTIFICATION
(pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Annual Report on Form 10-K for the fiscal year ended December 31, 2002 of Boeing Capital Corporation (the "Company") as filed with the U.S. Securities and Exchange Commission (the "Commission") on the date hereof (the "Report") and pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Steven W. Vogeding, Vice President and Chief Financial Officer of the Company, certify, that:

(1)
the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)
the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 27, 2003	/s/ STEVEN W. VOGEDING Steven W. Vogeding Vice President and Chief Financial Officer

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CERTIFICATION (pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)